Merrill Merchants Bancshares, Inc.

Annual Meeting
April 27, 2005

Forward-Looking Statements

This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of Merrill Merchants Bancshares, Inc. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting the Company's operations. Investors are encouraged to access the Company's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding Merrill Merchants Bancshares, Inc.

2004 Highlights

- Record earnings performance
- Top SBA lender in Maine
- Leading mortgage originator

Financial Highlights

(in millions, except per share amounts)	**2004**	**2003**	**Change**
Assets	$368.7	$342.2	8%
Loans	283.6	247.3	15%
Deposits	299.8	258.8	16%
Net Income	4.9	4.3	14%
Earnings per Share	1.44	1.26	14%
Dividend per Share	0.56	0.47	19%

Net Income


5.00
3.75
2.50
1.25
0
Compound
Annual
Growth Rate
of 20%
1998
1999
2000
2001
2002
2003
2004

Return on Average Assets


Merrill
Peer
1.500
1.125
0.750
0.375
0
1.36%
1.07%
1998
1999
2000
2001
2002
2003
2004

Data Source: FFIEC Bank Holding Company Performance Report ($300-$500 million)

Return on Average Equity



Merrill
Peer
20
15
10
5
0
16.06%
11.44%
1998
1999
2000
2001
2002
2003
2004

Data Source: FFIEC Bank Holding Company Performance Report ($300-$500 million)

Loan Portfolio Composition


Commercial RE
Construction
Residential
Consumer
Commercial
21%
34%
19%
5%
21%
$283 Million

Net Charge-Offs to Average Loans



Merrill
Peer
0.2500
0.1875
0.1250
0.0625
0
0.16%
0.05%
1998
1999
2000
2001
2002
2003
2004

Data Source: FFIEC Bank Holding Company Performance Report ($300-$500 million)

Non-Performing to Total Assets



Merrill
Peer
0.700
0.525
0.350
0.175
0
0.44%
0.52%
1998
1999
2000
2001
2002
2003
2004

Data Source: FFIEC Bank Holding Company Performance Report ($300-$500 million)

Deposit Composition


Checking
Savings, MM
Retail CDs
National CDs
13%
32%
22%
33%

$300 Million

Deposit Market Share

	Number of Branches	Deposits (000's)	Market Share
Bangor Savings	9	$537,836	40.4%
Merrill	**10**	**284,841**	**21.4%**
BankNorth	6	190,772	14.3%
Keybank	4	115,842	8.7%
Fleet	6	110,488	8.3%
UnitedKingfield	2	78,485	5.9%
Skowhegan Savings	1	13,055	1.0%

Data Source: FDIC

Operating Efficiency



Merrill
Peer
66.2%
59.3%
70.0
52.5
35.0
17.5
0
1998
1999
2000
2001
2002
2003
2004

Data Source: FFIEC Bank Holding Company Performance Report ($300-$500 million)

Trust Assets

(in millions)



400
300
200
100
0
$356.4
1998
1999
2000
2001
2002
2003
2004

First Quarter Results

(in millions, except per share amounts)	**2005**	**2004**	**Change**
Loans	$285.8	$258.9	↑ 10%
Deposits	294.4	272.5	↑ 8%
Net Income	1.3	1.1	↑ 12%
Earnings per Share	0.36	0.32	↑ 13%
Dividend per Share	0.150	0.126	↑ 19%

Value to Community

- Only publicly traded company in Bangor
- 135 employees – $5 million annual payroll
- Community investment
  - $400,000 contributions, sponsorship, and taxes
  - 10,000 hours volunteer service
  - Penobscot Theatre restoration



Mission

To be the very best community bank in the markets we serve from a customer, employee, and investor perspective by achieving excellence in all that we do.

Merrill Merchants Bancshares, Inc.

Cash Dividend History



0.60
0.45
0.30
0.15
0
1998
1999
2000
2001
2002
2003
2004

Share Increases - Stock Dividend


15,000
11,250
7,500
3,750
0
1992
1996
1997
2/98
6/98
1999
2000
2001
2002
2003
2004
2005

Ten consecutive years of stock dividend

Maine Peer Group Comparison

	2004						
	Div Yield	P/E	Div Payout	ROE	ROA	Effic. Ratio	Chg Off
Camden	2.30	13.76	31.5	15.97	1.40	52.8	(0.02)
Union T	2.13	17.69	30.2	11.63	1.03	65.9	0.02
BHB & T	3.11	15.11	43.2	10.58	0.89	70.2	0.15
FNLC	3.11	14.12	38.6	17.10	1.41	48.8	0.08
Average	**2.69**	**15.19**	**36.4**	**14.27**	**1.22**	**59.4**	**0.06**
Merrill	**2.81**	**15.25**	**38.3**	**16.06**	**1.36**	**59.3**	**0.05**

Stock Performance Comparison



400
300
200
100
0
FNLC
MERB
Camden
BHBT
Union Trust
1999
2000
2001
2002
2003
2004

Data Source: Bloomberg, LP, and each company's respective proxy statement.

5-Year Relative Stock Performance



350%
300%
250%
200%
150%
100%
50%
MERB
NASD
Bank
KBW
Bank
8/16/00
1/15/01
6/15/01
4/16/02
9/16/02
2/14/03
7/17/03
5/14/04
3/17/05
Merrill Merchants Bancshares Inc. (+211.1%)
NASDAQ Bank Index (+102.5%)
KBW Bank Index (+29.3%)

Merrill Stock Performance

	Initial Investment	Value (a)	Annual Return
Original Shareholder	$46,000	$268,588	16.13%
Oct. 1992 - 1,000 shares at $46 (adjusted basis of $3.70)			
IPO Shareholder	$12,500	$26,280	14.09%
Aug. 1998 - 1,000 shares at $12.50 (adjusted basis of $10.27)			

(a) Market Value at 12/31/04 plus cash dividends

Merrill Merchants Bancshares, Inc.